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                                                                   EXHIBIT 10.55
                                        FORM STOCK PLEDGE AND SECURITY AGREEMENT

AFFIX DOCUMENTARY TAX STAMP HERE:





                     STOCK PLEDGE AND SECURITY AGREEMENT

        THIS STOCK PLEDGE AND SECURITY AGREEMENT is made and entered into as of the ____ day of _____________________ 1996, by and between
_____________________ ("Pledgor") and PHOENIX INTERNATIONAL LTD., INC. ("Secured Party").

     W I T N E S S E T H:

        WHEREAS, Pledgor has purchased from Secured Party __________ (____) shares (pre-split) of the $2.50 par value common stock (the "Shares") of Phoenix International Ltd., Inc. (the "Company"); and

        WHEREAS, as consideration for the purchase of the Shares Pledgor has delivered a Promissory Note of even date herewith to Secured Party in the principal amount of ________________________ and ___/100 Dollars
($_____________) (together with all extensions, renewals, allonges, amendments and modifications thereof, the "Note"); and

        WHEREAS, to secure the payment of all Obligations (as hereinafter defined) of Pledgor to Secured Party, Pledgor has agreed to pledge to Secured Party, and to grant Secured Party a security interest in, all of the Shares;

        NOW, THEREFORE, for and in consideration of the premises and the agreements and covenants contained herein, the parties hereto agree as follows:

     1. Security Interest. As security for payment of all liabilities and obligations of Pledgor to Secured Party of every kind and description, whether now existing or hereafter arising, fixed or contingent, joint or several, due or to become due, under the Note and otherwise (the "Obligations"), Pledgor hereby grants, mortgages, assigns, sets over, delivers and transfers to Secured Party, its successors and assigns, a continuing security interest in and security title to the Shares, together with all dividends, income, cash, options, warrants, rights, instruments and other property, interests or proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange, replacement, renewal or substitution for, any or all of the Shares (all of which shall be included in the term "Shares"). Concurrently herewith Pledgor has delivered to Secured Party a certificate representing the Shares and stock powers in the form attached hereto as Exhibit A endorsed in blank, as security for payment of the Obligations. Beneficial ownership of the Shares, including, without limitation, all voting, consensual and dividend rights, shall remain in Pledgor until the occurrence of a Default pursuant to Section 6 hereof. At the Secured Party's option, the Shares shall bear the following legend: "THESE SHARES ARE SUBJECT TO A STOCK PLEDGE AND SECURITY AGREEMENT DATED ___________, 1996."



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     2. Warranty.  Pledgor hereby represents and warrants to Secured Party that
Pledgor owns the Shares free and clear of all liens, claims and encumbrances, except for the security interest created hereby.

     3. Covenants. The Pledgor shall not transfer, assign or otherwise dispose of its beneficial interest in any of the Shares without the prior written consent of the Secured Party. For so long as Pledgor shall have the right to vote the Shares, Pledgor covenants and agrees that it will not, without the prior written consent of Secured Party, vote or take any consensual action with respect to the Shares which would constitute a default under this Agreement.

     4. Permitted Sale of Shares. Upon at least five (5) days advance written request of the Pledgor, the Secured Party agrees to permit the Shares (or a portion thereof) to be sold provided that (i) the Secured Party shall receive payment in full of all amounts owed under the Note directly from the proceeds of such sale, and (ii) the Pledgor shall execute and deliver, or cause to be executed and delivered, any and all documents and agreements required by the Secured Party in connection with such sale, including the agreement of the selling agent, if any, to deliver all proceeds from the sale(s) permitted hereunder directly to the Secured Party. Notwithstanding any language herein to the contrary, the Pledgor shall remain liable to the Secured Party for any and all amounts owed under the Note should the proceeds delivered to the Secured Party from the sale of the Shares be insufficient to pay the Note in full.

     5. Secured Party's Duty of Care. Secured Party shall have no duty with respect to any of the Shares other than the duty to sue reasonable care in the safe custody of the Shares in its possession. Without limiting the generality of the foregoing, Secured Party shall be under no obligation to take any steps necessary to preserve the value of any of the Shares or to preserve rights in the Shares against any other parties, but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of Pledgor and shall be included in the Obligations secured hereby.

     6. Default. Upon the occurrence of an event of default under the Note or if Pledgor shall fail to perform or observe any provision of this Agreement or any other document or instrument which evidences or secures any of the Obligations (any of such occurrences being hereinafter referred to as a "Default"), Secured Party shall be entitled (but not obligated) to exercise, without limitation, the following rights, which Pledgor hereby agrees to be commercially reasonable:

     (a) to receive all amounts payable in respect of the Shares otherwise payable to Pledgor, and to exercise all of the rights, powers and remedies of Pledgor with respect to such payments;

     (b) to transfer all or any part of the Shares into Secured Party's name or the name of its nominee or nominees;

     (c) to vote all or any part of the Shares (whether or not transferred into the name of Secured Party) and give all consents, waivers and ratifications in respect of the


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Shares and otherwise act with respect thereto as though it were the outright owner thereof;

     (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Shares in one or more blocks, or any interest therein, at any public or private sale at any exchange or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof (all of which are hereby expressly and irrevocably waived by Pledgor to the fullest extent permitted by law), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Secured Party in its sole discretion may determine; Pledgor agrees that to the extent that notice of sale shall be required by law that at least five (5) business days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; Secured Party shall not be obligated to make any sale of the Shares regardless of notice of sale having been given; Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned; Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Shares, whether before or after sale hereunder, and all rights, if any, of marshalling the Shares; at any such sale, unless prohibited by applicable law, Secured Party may bid for and purchase all or any part of the Shares so sold free from any such right or equity of redemption; and Secured Party shall not be liable for failure to collect or realize upon any or all of the Shares or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto;

     (e) Accelerate and call due the unpaid principal balances of the Note and any or all of the Obligations and all accrued interest and other sums due as of the date of Default;

     (f) Foreclose or enforce all or any security interests, mortgage interests, liens, assignments, or pledges created by this Agreement or any other document, instrument or agreement which evidences or secures any Obligations (collectively, the "Obligation Agreements");

     (g) File suit against the Pledgor on the Notes, this Agreement or any Obligation Agreements;

     (h) Seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided in the Note, this Agreement or any other Obligation Agreements whether or not a remedy at law exists or is adequate;

     (i) Set-off any amounts in any account or represented by any certificate with the Secured Party in the name of the Pledgor or in which the Pledgor has an interest;

     (j) Generally, to take all such other action as Secured Party in his sole discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section and which Secured Party may or can do lawfully and to

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use the name of Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

     7. Application of Proceeds. The proceeds of the public or private sale or other disposition shall be applied (a) to the costs incurred in connection with the sale, including, without limitation, attorneys' fees actually incurred; (b) to any unpaid interest which may have accrued on any Obligations secured hereby; and (c) to any unpaid principal on any Obligations secured hereby, and
(d) any remaining proceeds shall be paid over to Pledgor or others as provided by law. In the event the proceeds of the sale or other disposition of the Shares are insufficient to pay such costs, interest and principal, Pledgor shall be personally liable to Secured Party for any such deficiency.

     8. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement, Secured Party shall have all the rights, powers and privileges of a Secured Party under the Florida Uniform Commercial Code and other applicable law. The rights and remedies provided in this Agreement, the Note, the Obligation Agreements or otherwise under applicable law shall be cumulative, and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy. In any action or proceeding brought by the Secured Party to collect the sums owed on the Obligations, a certificate signed by an officer of the Secured Party setting forth the unpaid balances of principal, and any accrued interest, default interest, legal fees, and late charges owed on the Obligations shall be presumed correct and shall be admissible in evidence for the purpose of establishing the truth of what it asserts. If the Pledgor wishes to contest the accuracy of the figures set forth in any such certificate, the Pledgor shall have the burden of proving that the certificate is inaccurate or incorrect.

     9. Return of Shares to Pledgor. Upon payment in full of all principal and interest on the Note and all sums due in respect of all other Obligations, this Agreement shall terminate and Secured Party shall return to Pledgor all of the then remaining Shares.

     10. Notices. Any notices or other communications, required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given and delivered when delivered in person, when mailed postage prepaid by registered or certified mail with return receipt requested, or when delivered by overnight delivery service to the recipient at the address set forth below, or to such other address as to which the other party has been subsequently notified in writing by such recipient.


        Pledgor:                       Secured Party:

        _____________________          Phoenix International Ltd., Inc.
        _____________________          900 Winderely Place
        _____________________          Suite 140
                                       Maitland, Florida 32751
                                       Attn: Chairman of the Board of Directors

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     11. Applicable Law; Binding Agreement.  The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Florida. This Agreement, together with all documents referred to herein, constitutes the entire agreement between Pledgor and Secured Party with respect to the matters addressed herein and may not be modified except by a writing executed by Secured Party and Pledgor. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

     12. Severability. If any Section or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such Section or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

     13. Secured Party Appointed Attorney-In-Fact. Pledgor hereby constitutes and appoints Secured Party, with full power of substitution, Pledgor's attorney-in-fact and grants Secured Party an IRREVOCABLE PROXY for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Secured Party may deem necessary or advisable to accomplish the purposes hereof, including but not limited to voting the Shares in any manner the Secured Party deems advisable, which appointment is coupled with an interest and is irrevocable. Without limiting the generality of the foregoing, Secured Party shall have the power to arrange for the transfer, upon or at any time after the occurrence of Default and Secured Party's acceleration of the Obligations in consequence thereof, of the Shares on the books of the Company to the name of Secured Party. Pledgor agrees to indemnify and save Secured Party harmless from and against any liability or damage which Secured Party may incur, in good faith and without negligence, in the exercise or performance of any of Secured Party's powers and duties specifically set forth herein.

     14. WAIVERS. PLEDGOR HEREBY WAIVES: NOTICE OF ACCEPTANCE OF THIS AGREEMENT, PRESENTMENT AND DEMAND FOR PAYMENT OF ANY OF THE OBLIGATIONS; PROTEST AND NOTICE OF DISHONOR OR DEFAULT WITH RESPECT TO ANY OF THE OBLIGATIONS; AND ALL OTHER NOTICES TO WHICH THE PLEDGOR MIGHT OTHERWISE BE ENTITLED EXCEPT AS HEREIN OTHERWISE EXPRESSLY PROVIDED.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                       PLEDGOR:


                                       ---------------------------------------
                                       Name:
                                            ----------------------------------


                                       SECURED PARTY:

                                       PHOENIX INTERNATIONAL LTD., INC.



                                       By:
                                          ------------------------------------
                                       Its:
                                           -----------------------------------


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                                   EXHIBIT A


                     IRREVOCABLE STOCK POWER AND ASSIGNMENT



     FOR VALUE RECEIVED, the undersigned does hereby bargain, sell, assign and transfer unto PHOENIX INTERNATIONAL LTD., INC. ("Secured Party") ______ shares of the capital stock of Phoenix International Ltd., Inc., a Florida corporation (the "Company") standing in its name on the books of the Company and represented by Certificate No. ____ and does hereby irrevocably constitute and appoint Seller and its successors and assigns as its true and lawful attorney, for it and in its name and stead, to transfer said stock on the books of the Company with full power of substitution in the premises. This power of attorney is coupled with an interest and shall be irrevocable.

     This ___ day of _____________, 1996.





                                               By:
                                                  ------------------------------
                                               Name:
                                                     ---------------------------


Signed, sealed and delivered
in the presence of:

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